THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

Supplement Dated October 28, 2021

to the Prospectus of

Fixed and Variable Deferred Annuity Contracts

Potentia® dated May 3, 2021

This Supplement updates certain information in the Fee Tables section of the Prospectus. The Total Annual Mutual Fund Operating Expenses table, found on page 4 of the prospectus, and the corresponding Example is deleted and replaced with the information below, reflecting changes in Mutual Fund expenses.

The next table shows the total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning the Mutual Funds’ fees and expenses is contained in the prospectuses for the Funds.

Total Annual Mutual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the assets of a Mutual Fund, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.32%*	0.97%*

* The Mutual Fund with the lowest total annual fund operating expenses (0.32%) is the Stock Index Fund and the Mutual Fund with the highest total annual fund operating expenses (0.97%) is the Science & Technology Fund.

Examples

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, separate account annual expenses and the Variable Account Option fees and expenses.

The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses for a Variable Account Option (2.42%). The example does not include the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Although your actual costs may be higher or lower, based on these assumptions, the costs would be:

(1) If you surrender your Contract, annuitize your Contract or do not surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$245	$755	$1,291	$2,761

The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year but assumes the minimum fees and expenses for a Variable Account Option (1.77%). Although your actual costs may be higher or lower, based on these assumptions, the costs would be:

(1) If you surrender your Contract, annuitize your Contract or do not surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$180	$557	$960	$2,089

Note: This example should not be considered representative of past or future expenses for VALIC Separate Account A or for the Mutual Funds. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

Please keep this Supplement with your Prospectus.